MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1998-1

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of November 13, 1998 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


Collection Period Ending                            February 28, 2001
Determination Date                                    March 8, 2001
Distribution Date                                     March 15, 2001

                                                       ----------
Class A Accumulation Period ("Y" or "N")?                  Y
                                                       ----------
Class B Accumulation Period ("Y" or "N")?                  N
                                                       ----------
Early Amortization Period ("Y" or "N")?                    N
                                                       ----------
Class B Investor Amount paid in full ("Y" or "N")?         N
                                                       ----------

MASTER TRUST INFORMATION

Receivables

1.  The aggregate amount of Receivables less all Receivables in Charged-Off Accounts as of the end of the last day of
    the Collection Period was equal to:                                           $   1,653,722,073.42

2.  The aggregate amount of Principal Receivables as of the
    end of the last day of the Collection Period (not including
    reduction for Discount Receivables) was equal to:                             $   1,611,622,262.36

3.  The average Discount Percentage for the Collection Period:                                    2.00%

4.  The aggregate amount of Discount Option Receivables as of
    the end of the last day of the Collection Period was equal to:                $      32,232,445.25

5.  The aggregate amount of Principal Receivables as of the
    end of the last day of the Collection Period (including
    reduction for Discount Receivables) was equal to:                             $   1,579,389,817.11

6.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
    increase for Discount Receivables) was equal to:                              $      42,099,811.06

7.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
    increase for Discount Receivables) was equal to:                              $      74,332,256.31

8.  The average amount of Receivables for the Collection
    Period was equal to:
    a. Average Principal Receivables                                              $   1,586,621,375.00
    b. Average Total Receivables                                                  $   1,658,683,453.90

9.  The Transferor Amount as of the end of the last day of the
    Collection Period:                                                            $      12,981,150.45

10. Minimum Transferor Amount required as of end of last day of
    Collection Period:                                                            $               0.00

11. The aggregate amount of Principal Charge-Offs for the
    Collection Period was equal to:                                               $      16,483,504.49

12. The aggregate amount of Finance Charge Charge-Offs
    for the Collection Period was equal to:                                       $       2,341,826.23

13. The Excess Funding Account Balance as of the end of the
    last day of the Collection Period                                             $               0.00


Collections

14. The aggregate amount of Principal Collections for the
    Collection Period was equal to:
    a.)  Collection of Principal Receivables:                                     $     104,979,722.39
    b.)  Recoveries:                                                              $       3,034,707.77
    c.)  Discount Receivable Collections:                                         $      (2,099,594.45)
                                                                                   --------------------
    d.)  Total Principal Receivable Collections:                                  $     105,914,835.71

15. The aggregate amount of Finance Charge Collections for the
    Collection Period was equal to:
    a.)  Collection of Finance Charge Receivables                                 $      29,285,566.93
    b.)  Interchange Amount                                                       $       1,479,769.58
    c.)  Discount Receivable Collections                                          $       2,099,594.45
                                                                                   --------------------
    d.)  Total Finance Charge Receivable Collections                              $      32,864,930.96

16. The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
    Account for the Collection Period:                                            $               0.00

17. The aggregate amount of Collections processed for the
    Collection Period:                                                            $     138,779,766.67

Invested Amounts

18. The 1997-1 Net Investment at the end of the last day of the
    Collection Period was equal to:
    a. Class A-1 Invested Amount                                                  $      29,000,000.00
    b. Class A-2 Invested Amount                                                  $      30,000,000.00
                                                                                   --------------------
    c. Total                                                                      $      59,000,000.00

19. The average amount of the 1997-1 Net Investment for the
    Collection Period was equal to:
    a. Class A-1 Invested Amount                                                  $      61,214,285.71
    b. Class A-2 Invested Amount                                                  $      55,821,428.57
                                                                                   --------------------
    c. Total                                                                      $     117,035,714.29

20. The 1997-2 Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A                                                                   $     603,000,000.00
    b.  Class B                                                                   $     135,000,000.00
    c.  Collateral Indebtedness Interest                                          $      63,000,000.00
    d.  Class D                                                                   $      99,000,000.00
                                                                                   --------------------
    e.  Total                                                                     $     900,000,000.00

21. The average amount of the 1997-2 Net Investment for the
    Collection Period was equal to:
    a.  Class A                                                                   $     603,000,000.00
    b.  Class B                                                                   $     135,000,000.00
    c.  Collateral Indebtedness Interest                                          $      63,000,000.00
    d.  Class D                                                                   $      99,000,000.00
                                                                                   --------------------
    e.  Total                                                                     $     900,000,000.00


22. The 1998-1 Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A                                                                   $     312,666,666.67
    b.  Class B                                                                   $      90,000,000.00
    c.  Collateralized Trust Obligations                                          $      48,000,000.00
    d.  Class D                                                                   $      66,742,000.00
                                                                                   --------------------
    e.  Total                                                                     $     517,408,666.67

23. The average amount of the 1998-1 Net Investment for the
    Collection Period was equal to:
    a.  Class A                                                                   $     335,853,441.82
    b.  Class B                                                                   $      90,000,000.00
    c.  Collateralized Trust Obligations                                          $      48,000,000.00
    d.  Class D                                                                   $      66,742,000.00
                                                                                   --------------------
    e.  Total                                                                     $     540,595,441.82

24. The 2001-A Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A-1 Invested Amount                                                 $      41,000,000.00
    b.  Class A-2 Invested Amount                                                 $      40,000,000.00
    c.  Class B Invested Amount                                                   $       9,000,000.00
                                                                                   --------------------
    d.  Total                                                                     $      90,000,000.00

25. The average amount of the 2001-A Net Investment for the
    Collection Period was equal to:
    a.  Class A-1 Invested Amount                                                 $       1,464,285.71
    b.  Class A-2 Invested Amount                                                 $       1,428,571.43
    c.  Class B Invested Amount                                                   $         321,428.57
                                                                                   --------------------
    d.  Total                                                                     $       3,214,285.71

26. The aggregate Invested Amount across all series of Investor
    Certificates outstanding as of the end of the last day of the
    Collection Period:                                                            $   1,566,408,666.67

Series 1998-1 Allocation Percentages

27. The Fixed Allocation Percentage with respect to the Collection Period:
                a.  Class A                                                       %              24.76%
                b.  Class B                                                       %               5.54%
                c.  Collateralized Trust Obligations                              %               2.96%
                d.  Class D                                                       %               4.11%
                                                                                   --------------------
                e.  Series 1998-1 Total                                           %              37.37%

28. The Floating Allocation Percentage with respect to the Collection Period:
                a.  Class A                                                       %              22.34%
                b.  Class B                                                       %               5.63%
                c.  Collateralized Trust Obligations                              %               3.00%
                d.  Class D                                                       %               4.17%
                                                                                   --------------------
                e.  Series 1998-1 Total                                           %              35.15%

Allocation of Collections

29. The Series 1998-1 allocation of Collections of Principal
    Receivables for the Collection Period:
                a.  Class A                                                       $      26,221,424.02
                b.  Class B                                                       $       5,870,468.06
                c.  Collateralized Trust Obligations                              $       3,130,916.30
                d.  Class D                                                       $       4,353,408.66
                                                                                   --------------------
                e.  Series 1998-1 Total                                           $      39,576,217.04


30. The Series 1998-1 allocation of Collections of Finance
    Charge Receivables for the Collection Period:
                a.  Class A                                                       $       7,343,356.08
                b.  Class B                                                       $       1,849,539.31
                c.  Collateralized Trust Obligations                              $         986,420.97
                d.  Class D                                                       $       1,371,577.25
                                                                                   --------------------
                e.  Series 1998-1 Total                                           $      11,550,893.60

Portfolio Yield and Delinquencies

31. The Portfolio Yield for the Collection Period:                               %               13.75%

32. The 3-month average Portfolio Yield for the three most recent
    Collection Periods:                                                           %              14.89%

33. The Base Rate for the Collection Period:                                      %               8.71%

34. The 3-month average Base Rate for the three most recent
    Collection Periods:                                                           %               8.84%

35. The 3-month average Portfolio Adjusted Yield:                                 %               6.06%

36. The amount of Shared Excess Finance Charge Collections
    allocable to Series 1998-1 with respect to any Finance Charge
    Shortfall in such Series for the Collection Period:                           $               0.00

37. The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
    (a) Delinquent 31 to 60 days                                                  $      41,515,114.26
    (b) Delinquent 61 to 90 days                                                  $      30,307,896.79
    (c) Delinquent 91 days or more                                                $      60,314,017.65

Determination of Monthly Interest

38. Class A Monthly Interest:
                a.  Class A Monthly Interest                                      $       1,866,229.17
                b.  Funds allocated and available to pay Class A
                    Monthly Interest for the Collection Period (4.3a)             $       7,599,078.09
                c.  Class A Interest Shortfall (b less a)                         $               0.00
                d.  Class A Additional Interest                                   $               0.00

39. Class B Monthly Interest:
                a.  Class B Monthly Interest                                      $         477,312.50
                b.  Funds allocated and available to pay Class B
                    Monthly Interest for the Collection Period (4.3b)             $       1,849,539.31
                c.  Class B Interest Shortfall (b less a)                         $               0.00
                d.  Class B Additional Interest                                   $               0.00

40. CTO Monthly Interest and Class D Monthly Interest:
                a.  CTO/Class D Monthly Interest                                  $         590,309.62
                b.  Funds allocated and available to pay CTO/
                    Class D Monthly Interest for the Collection Period            $       2,357,998.22
                c.  CTO/Class D Interest Shortfall (b less a)                     $               0.00
                d.  CTO/Class D Additional Interest                               $               0.00

Determination of Monthly Principal

41. Class A Monthly Principal (pursuant to section 4.4a):
             (X)a.  Available Principal Collections with respect to such
                    Distribution Date (including Shared Principal Collections):   $      44,666,666.67
             (Y)a.  Controlled Accumulation Amount                                $      44,666,666.67
                b.  Deficit Controlled Accumulation Amount (prior period)         $               0.00
                                                                                   --------------------
                c.  Controlled Deposit Amount (sum a + b)                         $      44,666,666.67
             (Z)a.  Class A Invested Amount (plus the aggregate amount of
                    Collections of Principal Receivables transferred to the
                    Principal Funding Account with respect to the relevant
                    Collection Period)                                            $     357,333,333.33
    Class A Monthly Principal (the least of x,y,z)                                $      44,666,666.67

42. Class B Monthly Principal (pursuant to section 4.4b)
    (distributable only after payout of Class A)
             (X)a.  Available Principal Collections with respect to such
                    Distribution Date:                                            $               0.00
             (Y)a.  Controlled Accumulation Amount                                $               0.00
                b.  Deficit Controlled Accumulation Amount (prior period)         $               0.00
                                                                                   --------------------
                c.  Controlled Deposit Amount (sum a + b)                         $               0.00
             (Z)a.  Class B Invested Amount (plus the aggregate amount
                    of Collections of Principal Receivables transferred
                    to the Principal Funding Account with respect to the
                    relevant Collection Period)                                   $      90,000,000.00
    Class B Monthly Principal (the least of x,y,z)                                $               0.00

43. CTO Monthly Principal (pursuant to section 4.4c)
             (X)a.  Available Principal Collections with respect to such
                    Distribution Date:                                            $               0.00
             (Y)a.  Controlled Accumulation Amount                                $               0.00
                b.  Deficit Controlled Accumulation Amount (prior period)         $               0.00
                                                                                   --------------------
                c.  Controlled Deposit Amount (sum a + b)                         $               0.00
             (Z)a.  Class CTO Invested Amount (plus the aggregate amount of Collections of Principal Receivables transferred to
                    the Principal Funding Account with respect to the
                    relevant Collection Period)                                   $      48,000,000.00
    Class C Monthly Principal (the least of x,y,z)                                $               0.00

44. Class D Monthly Principal (pursuant to section 4.4d)                          $               0.00

Available Funds

45. Class A Available Funds
                a.  Class A Finance Charge allocation                             $       7,343,356.08
                b.  Prior to Class B Principal Commencement Date, the
                    amount of Principal Funding Investment Proceeds and
                    Reserve Account Investment Proceeds for such prior
                    Collection Period                                             $         255,722.01
                c.  Any amount of Reserve Account withdrawn and
                    included in Class A Available Funds (section 4.14d)           $               0.00
                d.  Class A Available Funds (sum a-c)                             $       7,599,078.09

46. Class B Available Funds
                a.  Class B Finance Charge allocation                             $       1,849,539.31
                b.  On or After Class B Principal Commencement Date, the
                    amount of Principal Funding Investment Proceeds and
                    Reserve Account Investment Proceeds for such prior
                    Collection Period                                             $               0.00
                c.  Any amount of Reserve Account withdrawn and
                    included in Class B Available Funds (section 4.14d)           $               0.00
                d.  Class B Available Funds (sum a-c)                             $       1,849,539.31

47. CTO Available Funds:
                a.  CTO Finance Charge allocation                                 $         986,420.97

48. Class D Available Funds
                a.  Class D Finance Charge allocation                             $       1,371,577.25


Reallocated Principal Collections

49. Class D Subordinated Principal Collections (to the extent                     $               0.00
    needed to fund Required Amounts)

50. CTO Subordinated Principal Collections (to the extent                         $               0.00
    needed to fund Required Amounts)

51. Class B Subordinated Principal Collections (to the extent                     $               0.00
    needed to fund Required Amounts)

52. Total Reallocated Principal Collections                                       $               0.00


Investor Default Amounts

53. Class A Investor Default Amount                                               $       3,683,082.22


54. Class B Investor Default Amount                                               $         927,641.98


55. CTO Investor Default Amount                                                   $         494,742.39


56. Class D Investor Default Amount                                               $         687,918.68


57. Aggregate Investor Default Amount                                             $       5,793,385.26


Allocable Amounts for Series 1998-1

58. The Allocable Amount for Series 1998-1 as of the end of the
    Collection Period (Inv Default Amt + Series 98-1 Adjust Amt)
         Class A                                                                  $       3,683,082.22
         Class B                                                                  $         927,641.98
         CTO                                                                      $         494,742.39
         Class D                                                                  $         687,918.68
                                                                                   --------------------
    Aggregate Allocable Amount                                                    $       5,793,385.26


Required Amounts for Series 1998-1

59. Class A Required Amount (section 4.5a)
             (a)  i.  Class A Monthly Interest for current Distribution
                      Date                                                        $       1,866,229.17
                 ii.  Class A Monthly Interest previously due but not
                      paid                                                        $               0.00
                iii.  Class A Additional Interest for prior Collection Period
                      or previously due but not paid                              $               0.00
                 iv.  Class A Allocable Amount                                    $       3,683,082.22
                  v.  Class A Servicing Fee, including previously due but
                      not paid (if FNANB is no longer Servicer)                   $               0.00
             (b)      Class A Available Funds                                     $       7,599,078.09
                ------------------------------------------------------------       --------------------
                      Class A Required Amount (sum of i-v minus b)                $               0.00

60. Class B Required Amount (section 4.5b)
             (x)  i.  Class B Monthly Interest for current Distribution
                      Date                                                        $         477,312.50
                 ii.  Class B Monthly Interest previously due but not
                      paid                                                        $               0.00
                iii.  Class B Additional Interest for prior Collection Period
                      or previously due but not paid                              $               0.00
                 iv.  Class B Servicing Fee, including previously due but
                      not paid (if FNANB is no longer Servicer)                   $               0.00
                      Class B Available Funds                                     $       1,849,539.31
             (y)      Excess of Class B Allocable Amount over
                      funds available to make payments (section 4.8d)             $               0.00
                ------------------------------------------------------------       --------------------
                      Class B Required Amount ((sum of i-iv) minus Class B        $               0.00
                      Available funds plus y)

61. CTO/Class D Required Amount (section 4.5c)
             (x)i.  CTO/Class D Monthly Interest for current
                    Distribution date                                             $         590,309.62
               ii.  CTO/Class D Monthly Interest previously
                    due but not paid                                              $               0.00
              iii.  CTO/Class D Additional Interest for prior
                    Collection Period or previously due but not paid              $               0.00
               iv.  CTO/Class D Servicing Fee, including previously due
                    but not paid (if FNANB is no longer Servicer)                 $               0.00
                    CTO/Class D Available Funds                                   $       2,357,998.22
             (y)    Excess of CTO/Class D Allocable Amount
                    amount over funds available to make payments                  $               0.00
                ------------------------------------------------------------       --------------------
                    CTO/Class D Required Amount ((sum of i-iv minus
                    CTO/Class D Available Funds plus y)                           $               0.00

Investor Charge-Offs

62. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, CTO Invested
    Amount and Class D Invested Amount
                a.  Class A                                                       $               0.00
                b.  Class B                                                       $               0.00
                c.  CTO                                                           $               0.00
                d.  Class D                                                       $               0.00

63. The aggregate amount of Class B Investor Charge-Offs and the reductions  in the CTO Invested Amount and Class D
    Invested Amount
                a.  Class B                                                       $               0.00
                b.  CTO                                                           $               0.00
                c.  Class D                                                       $               0.00

64. The aggregate amount of CTO Charge-Offs and the reductions in Class D Invested Amount
                a.  CTO                                                           $               0.00
                b.  Class D                                                       $               0.00

Servicing Fee

65. Class A Servicing Fee for the Collection Period                               $         595,555.56

66. Class B Servicing Fee for the Collection Period                               $         150,000.00

67. CTO Servicing Fee for the Collection Period                                   $          80,000.00

68. Class D Servicing Fee for the Collection Period                               $         111,236.67

Enhancement
          (18% of total Invested Amount)
69. Required Enhancement Amount
                a. Invested Amount as of the last day of the
                   Collection Period (after taking into account all
                   distributions for the current Distribition Date)               $     517,408,666.67
                b. Required Enhancement Amount (line a times 18%)                 $      93,133,560.00

70. Enhancement Surplus
                a.  Available Cash Collateral Account Amount                      $               0.00
                b.  CTO Invested Amount                                           $      48,000,000.00
                c.  Class D Invested Amount                                       $      66,742,000.00
                    (after taking into account all distributions for
                    the current Distribution Date)
                d.  Required Enhancement Amount                                   $      93,133,560.00
                e.  Available Enhancement Amount                                  $     114,742,000.00
                f.  Enhancement Surplus (e plus deposits less d)                  $      21,608,440.00
                g.  Enhancement deficiency, deposit excess Finance
                    Charge to Cash Collateral Account                             $               0.00

71. CTO Enhancement
                a.  Enhancement Percentage                                        %             10.00%
                b.  Required CTO Enhancement Amount                               $      51,740,866.67
                c.  Available CTO Enhancement Amount                              $      66,742,000.00
                d.  CTO Enhancement Surplus                                       $      15,001,133.33
                e.  Enhancement deficiency, deposit excess Finance
                    Charge to Cash Collateral Account                             $               0.00

72. Required Cash Collateral Account Amount (greater of line 67g and 68e)         $               0.00
    Amount of excess Finance Charge to deposit  to Cash Collateral Account        $               0.00
    Required Draw Amount                                                          $               0.00

Reserve Account

73. Lowest historical 3-month Portfolio Adjusted Yield
    (must be > 4%, or line 72 will adjust accordingly)                            %               3.91%

74. Reserve Account Funding Date (based on line 71)                                            8/15/00

75. Required Reserve Account Amount (after the Reserve Account
    Funding Date, 0.5% times the Adjusted Invested Amount)                        $       3,033,710.00

76. Covered Amount                                                                $         207,358.80

77. Available Reserve Account Amount
                a.  Reserve Draw Amount (Covered Amount - P.F. Proceeds)          $               0.00
                b.  Amount of deposit in the Reserve Account on the
                     Distribution Date                                            $       3,045,818.67
                c.  Reserve Account Investment Proceeds                           $          12,108.67
                d.  Amount on deposit in the Reserve Account at end of
                    relevent Due Period less Investment Proceeds                  $       3,033,710.00
                e.  Required Reserve Account Amount                               $       3,033,710.00
                f.  Available Reserve Account Amount (after Reserve Draw)         $       3,033,710.00
                g.  Required Reserve Account Deposit on Distribution Date         $               0.00
                h.  Reserve Account Surplus on Distribution Date                  $               0.00

Principal Funding Account

78. Principal Funding Account Balance as of prior Distribution Date               $      44,666,666.67

79. Daily deposits to the Principal Funding Account during the
    relevant Due Period                                                           $      44,666,666.67

80. Withdrawal from the Principal Funding Account on the current
    Distribution Date                                                             $               0.00

81. Principal Funding Account Balance as of the last day of the
    relevant Due Period                                                           $      89,333,333.33

82. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

Certificate LIBOR Determination

83. Certificate LIBOR Determination date for the Collection Period                             2/13/01

84. Certificate LIBOR rate for the Collection Period                              %            5.56875%

85. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.


                IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of March, 2001.

                          FIRST NORTH AMERICAN NATIONAL BANK,
                          as Servicer


                          By: ____________________________________
                          Name:  Philip J. Dunn
                          Title:    Vice President